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                                                                   Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 28, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in Identix Incorporated's Annual Report on Form 10-K for the year ended June 30, 2000.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

San Jose, California
February 14, 2001